SAVOS INVESTMENTS TRUST ("Savos")
Savos Dynamic Hedging Fund (the "Fund")

SUPPLEMENT TO THE PROSPECTUS
DATED JANUARY 31, 2016

The date of this Supplement is November 4, 2016

The previously disclosed change in control of the advisor, AssetMark, Inc. ("AssetMark"), has occurred.  As a result, AssetMark and certain affiliates of AssetMark are now owned by HTSC1.  The Board of Trustees of Savos has approved a new investment advisory agreement for the Fund (the "New Advisory Agreement"). The Fund also obtained all requisite shareholder approvals for the New Advisory Agreement.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

1 HTSC is Huatai Securities Co., Ltd.